UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2010

Vertro, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-30428	88-0348835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

143 Varick Street New York, NY 10013		33907
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 231-2000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 16, 2010, the Company received notification from the NASDAQ Staff that the Company had not regained compliance with the minimum $1 price requirement for continued listing set forth in NASDAQ Listing Rule 5550(a)(2) (the “Bid Price Requirement”).  As previously reported, on September 15, 2009, the NASDAQ Staff notified the Company that because the bid price of its common stock had closed below $1 per share for the prior 30 consecutive business days, the Company, in accordance with NASDAQ’s Listing Rules, would be provided 180 calendar days, or until March 15, 2010, to regain compliance.

As also previously disclosed, on February 16, 2010, following a hearing before a NASDAQ Listing Qualifications Panel (“Panel”), the Panel determined to grant the Company’s request for continued listing subject to the condition that, on or before June 14, 2010, the Company demonstrates compliance with all continued listing standards of The NASDAQ Capital Market.

In the recent notice from NASDAQ, the Company was informed that the Panel will consider the Company’s non-compliance with the Bid Price Requirement in rendering a determination regarding its continued listing.  NASDAQ has provided the Company with an opportunity to make a written submission to specifically address this matter and the Company intends to timely do so.  Under NASDAQ’s Listing Rules, the Panel may, in its discretion, grant the Company a period of up to 180 calendar days from the date of the Staff’s notification, or through September 13, 2010, to regain compliance with the Bid Price Requirement.  The Company plans to exercise diligent efforts to maintain its NASDAQ listing, but there is no assurance that it will be successful in doing so.

A copy of our press release announcing receipt of the deficiency notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this current report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 22, 2010, entitled “Vertro, Inc. Receives Nasdaq Additional Deficiency Notice”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2010	Vertro, Inc.
	By:	/s/ John B. Pisaris
John B. Pisaris
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 22, 2010, entitled “Vertro, Inc. Receives Nasdaq Additional Deficiency Notice”